SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) ..........May 8, 1998


                            RALLY'S HAMBURGERS, INC.
                     ---------------------------------------

             (Exact name of registrant as specified in its charter)


    Delaware                           0-17980                   62-1210077
--------------------             ---------------------     --------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)


                       600 Cleveland Street, Eighth Floor
                            Clearwater, Florida 34615
                        --------------------------------

                    (Address of principal executive offices)


   Registrant's telephone number, including area code............(813) 441-3500



                                 Not applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

(a) Rally's Hamburgers, Inc. (the "Company") has selected the accounting firm of KPMG Peat Marwick LLP as independent accountants for the registrant to perform all procedures related to the year-end audit for the year ending December 28, 1998, subject to ratification of such appointment by the Company's stockholders. Arthur Andersen LLP acted as independent auditors for the Company for fiscal 1997. KPMG Peat Marwick LLP, the independent accountants for Checkers Drive-In Restaurants, Inc., of which Rally's owns approximately 26.1% of its outstanding stock, was selected by the Company, and the Company notified Arthur Andersen LLP that it intended to engage KPMG Peat Marwick LLP, as the Company's independent auditors for fiscal 1998 on May 8, 1998. The decision to change accountants was approved by the Audit Committee of the Board of Directors.


(b) During the two most recent fiscal years and the subsequent interim period prior to May 8, 1998, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) Arthur Andersen LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of the letter of Arthur Andersen LLP to the SEC will be filed as Exhibit 16 to an amendment to this Form 8-K.

Item 7. Financial Statements and Exhibits

         (a) Financial Statements of business acquired.
                  Not Applicable.
         (b) Proforma financial information.
                  Not Applicable.
         (c) Exhibits.
                  Exhibit 16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission (to be filed by amendment).

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 15, 1998                              RALLY'S HAMBURGERS, INC.,
                                                 a Delaware corporation

                                                 By:   /s/ James T. Holder
                                                       ------------------------
                                                           James T. Holder
                                                           Vice President,
                                                           Assistant General
                                                           Counsel and Secretary